Exhibit 99.8


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
February 28, 1997



        Expected B Maturity                         7/17/00


        Blended Coupon                               6.6097%


        Excess Protection Level
        3 Month Average   5.01%
          February, 1997   5.49%
          January, 1997   3.93%
          December, 1996   5.61%


        Cash Yield                                  16.84%


        Investor Charge Offs                         4.37%


        Base Rate                                    6.98%


        Over 35 Day Delinquency                      4.65%


        Seller's Interest                           16.44%


        Total Payment Rate                          12.64%


        Total Principal Balance                     $25,119,592,718.23


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,129,965,199.74